                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                                           SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP 29406V 10 0
THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.0001 PAR VALUE OF

                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

  transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
    This Certificate is not valid unless countersigned by the Transfer Agent. WITNESS, the fascimile seal of the Corporation and the fascimile signatures of its authorized officers.






Dated:


                  SECRETARY                                    PRESIDENT

                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
                                CORPORATE SEAL
                                    COLORADO

COUNTERSIGNED AND REGISTERED
                       CORPORATE STOCK TRANSFER INC.
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
BY


                                                          AUTHORIZED SIGNATURE

ENVIRONMENTAL REMEDIATION HOLDING CORPORATION, Corporate Stock Transfer, Inc. Transfer Fee: $12 Per Certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                                UNIF GIFT MIN ACT-..........Custodian for......
TEN ENT -as tenants by the entireties                                            (Cust)            (Minor)
JT TEN  -as joint tenants with right of                                        under Uniform Gifts to Minors
         survivorship and not as tenants                                       Act of.......................
         in common                                                                       (State)


    Additional abbreviations may also be used though not in the above list.

  For Value Received,_____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
|                                     |
|                                     |
|                                     |
---------------------------------------


--------------------------------------------------------------------------------
PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated
     ----------------------------19__

                                                         X
                                                         ---------------------------------------------------------------------


                                                         X
                                                         ---------------------------------------------------------------------
                                   SIGNATURE GUARANTEED: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                         WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR.
                                                         WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
                                                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                         (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS)
                                                         WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
                                                         PURSUANT TO S.E.C. RULE 17ad-15.

